UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 11, 2012

DriveTime Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation
(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Jet Leasing, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-02	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Sales and Finance Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-04	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Car Sales Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-06	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 East Indian School Road, Phoenix, Arizona 85018
(Address of principal executive offices, with zip code)

(602) 852-6600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 11, 2012, DriveTime Automotive Group, Inc., its shareholders and certain affiliates (“DTAG”) and DT Acceptance Corporation, its shareholders and its subsidiary, DT Credit Company, LLC (collectively, “DTAC” and, together with DTAG, “DriveTime”) entered into definitive agreements to sell DriveTime in separate transactions.
Pursuant to the definitive agreements, DTAC will sell its finance receivable portfolio, which consists of vehicle-related installment sales contracts, certificates representing its residual interests in securitizations of finance receivables, and certain other assets to Santander Consumer USA Inc. Immediately thereafter, a new entity owned by third-party investors will purchase all of the outstanding stock of DTAG and DTAC, effectively acquiring DTAG's used vehicle dealership operations, currently consisting of 91 owned and leased dealerships and 16 reconditioning and other facilities throughout the United States (such transactions together, the “Purchase Transactions”).
In respect of the Purchase Transactions, the shareholders of DTAG and DTAC will receive aggregate proceeds of approximately $700 million and the purchasers will assume, refinance or repay certain items of existing indebtedness of DriveTime. The Purchase Transactions are subject to customary closing conditions, including the receipt of required regulatory approvals, if any, and, with respect to the obligations of the purchasers to consummate the Purchase Transactions, the successful completion of an offer to repurchase DriveTime's $200 million publicly traded senior notes.
The definitive agreements contain customary representations, warranties and covenants made by DriveTime and the purchasers. DriveTime and its shareholders have agreed, among other things, not to solicit alternative transactions or to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, each of the parties has agreed to use its reasonable best efforts to cause the Purchase Transactions to be consummated.
The definitive agreements provide certain termination rights for each party, including in the event of a failure by the purchasers to secure certain third party financing necessary to consummate the transaction, and further provide that upon termination of the purchase agreements under certain circumstances, each party may be obligated to pay the other party a termination fee of $25 million (subject to adjustment as provided in the definitive agreements).
As part of the Purchase Transactions, the DriveTime shareholders will purchase and retain the equity interests of DriveTime's wholly owned subsidiaries Carvana, LLC, and GFC Lending, LLC (d/b/a GO Financial).
DLA Piper LLP (US) advised as external counsel to DriveTime on matters related to the definitive agreements.
Forward-Looking Statements
This filing may include predictions, estimates and other information that may be considered forward-looking statements, including, without limitation, statements relating to the completion of the Purchase Transactions. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) conditions to the closing of the Purchase Transactions may not be satisfied, including the successful completion of the offer to repurchase DriveTime's senior notes; (2) the Purchase Transactions may involve unexpected costs, liabilities or delays; (3) the business of DriveTime may suffer as a result of uncertainty surrounding the Purchase Transactions; (4) the outcome of any legal proceedings related to the Purchase Transactions may not be positive and may have adverse effects; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements; (6) the occurrence of other economic, business, and/or competitive factors that may adversely affect DriveTime; (7) the ability to recognize benefits of the Purchase Transactions; (8) risks that the Purchase Transactions may disrupt current plans and operations of DriveTime; (9) the potential difficulties in employee retention that may occur as a result of the Purchase Transactions; (10) the actions of competitors in response to the announcement and consummation of the Purchase Transactions; and (11) other risks to the consummation of the Purchase Transactions, including the risk that the Purchase Transactions will not be consummated within the expected time period or at all, whether as a result of the inability to achieve the closing conditions or other factors. Additional factors that may affect the future results of DriveTime are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, which are available on the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. DriveTime undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 14, 2012	DRIVETIME AUTOMOTIVE GROUP, INC. By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: September 14, 2012	DT ACCEPTANCE CORPORATION By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: September 14, 2012	DTJET LEASING, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: September 14, 2012	DRIVETIME SALES AND FINANCE COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: September 14, 2012	DT CREDIT COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager
Date: September 14, 2012	DRIVETIME CAR SALES COMPANY By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager